SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 17, 2004

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)           File Number)       Identification Number)

         Vermont                   001-15985               03-0283552

(Address of principal executive offices)
    20 Lower Main St., P.O. Box 667                        (Zip Code)
           Morrisville, VT                                 05661-0667

     Registrant's telephone number, including area code:  (802) 888-6600

        (Former name or former address, if changed since last report)
                               Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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      Item 4.01  Changes in Registrant's Certifying Accountant.

      (a)(1) (i) On June 1, 2004, the partners of Urbach Kahn & Werlin LLP announced that they were joining UHY LLP, a newly-formed New York limited liability partnership. UHY LLP is comprised of the partners of four accounting firms with offices in seven (7) states. UHY LLP is a legal entity that is separate from Urbach Kahn & Werlin LLP. Urbach Kahn & Werlin LLP is in the process of ceasing to provide audit services to public companies, and accordingly, on November 17, 2004 has resigned as the independent auditors of the Company.

              (ii) None of the reports of Urbach Kahn & Werlin LLP on the Company's financial statements for either of the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

              (iii) The decision to change principal accountants was approved by the Audit Committee of the Company's Board of Directors.

              (iv) During the Company's two most recent fiscal years and any subsequent interim periods, (1) there were no disagreements between the Company and Urbach Kahn & Werlin LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Urbach Kahn & Werlin LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and (2) there were no reportable events as within the meaning of Item 304(a)(1)(v) of Regulation S-K.

      The Company has provided Urbach Kahn & Werlin LLP with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that Urbach Kahn & Werlin LLP deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-
K, and if not, stating the respects in which it does not agree.   A copy of
the letter of Urbach Kahn & Werlin LLP is filed as Exhibit 16.1 to this Form 8-K Current Report.

      (b) On November 17, 2004, the Company engaged UHY LLP as the Company's independent public accountant for the Company's fiscal year ending December 31, 2004 and the interim period prior to such year-end. During the Company's two most recent fiscal years or any subsequent interim period(s), neither the Company nor anyone on its behalf has consulted with UHY LLP regarding (1) the application of accounting principles to a specific transaction, either completed or proposed, or (2) the type of audit opinion that might be rendered on the Company's financial statements, or (3) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (4) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements, Proforma Financial Statements and
Exhibits.

      (c)  Exhibits.

      16.1  Letter, dated November 17, 2004, from Urbach Kahn & Werlin LLP


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Union Bankshares, Inc.


November 17, 2004                      /s/ Kenneth D. Gibbons
                                       ______________________________
                                       Kenneth D. Gibbons,
                                       President/Chief Executive Officer


November 17, 2004                      /s/ Marsha A. Mongeon
                                       ______________________________
                                       Marsha A. Mongeon
                                       Treasurer/Chief Financial Officer



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                                EXHIBIT INDEX

    16.1  Letter, dated November 17, 2004, from Urbach Kahn & Werlin LLP


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